UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2017

Alliqua BioMedical, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36278	58-2349413
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1010 Stony Hill Road Suite 200 Yardley, Pennsylvania		19067
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 702-8550

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously reported, Alliqua BioMedical, Inc. (the “Company”), AquaMed Technologies, Inc., a wholly owned subsidiary of the Company (the “Guarantor”), and Perceptive Credit Holdings, L.P. (“Perceptive”) are parties to that certain Credit Agreement and Guaranty, dated May 29, 2015, as subsequently amended and otherwise modified, with the most recent such amendment and modification being Amendment No. 2 to the Forbearance and Amendment Agreement, dated as of April 27, 2017, among the Company, the Guarantor and Perceptive (as so amended or otherwise modified and in effect immediately prior to the effectiveness of the Amendment (as defined below), the “Existing Credit Agreement”). The Existing Credit Agreement provided that, prior to maturity, on the last business day of each calendar month following May 29, 2017, the Company will be required to make monthly principal payments of $225,000, with any remaining unpaid balance of the term loan being payable in cash on the maturity date.

On June 1, 2017, the Company, the Guarantor and Perceptive entered into an Amendment to Credit Agreement and Guaranty and Warrant (the “Amendment”), to modify the date we will be required to make such monthly principal payments of $225,000 to the last business day of each calendar month following July 31, 2017.

In connection with the closing of the loan pursuant to the Existing Credit Agreement, the Company had issued to Perceptive a warrant to purchase common stock of the Company, which was subsequently amended and otherwise modified several times, with the most recent amendment being an amendment and restatement that became effective on April 6, 2017 (as so amended or otherwise modified and in effect immediately prior to the effectiveness of the Amendment, the “Existing Warrant”). The Amendment amended the Existing Warrant to increase the number of shares of common stock issuable upon exercise of the warrant from 2,000,000 to 2,100,000. The increase in the number of shares of common stock issuable upon exercise of the warrant was done without registration under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and in reliance on the exemption from registration under the Securities Act provided by Section 4(a)(2) and Regulation D (Rule 506) under the Securities Act.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.1	Amendment to Credit Agreement and Guaranty and Warrant, dated June 1, 2017, by and among Alliqua BioMedical, Inc., AquaMed Technologies, Inc. and Perceptive Credit Holdings, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIQUA BIOMEDICAL, INC.

Dated: June 5, 2017	By:	/s/ Brian Posner
Name: Brian Posner Title: Chief Financial Officer